TRANSACTIONS WITH RELATED PARTIES	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
TRANSACTIONS WITH RELATED PARTIES

17.    TRANSACTIONS WITH RELATED PARTIES

The Company has a management agreement with a significant stockholder. The management agreement has a ten year term which commenced May 28, 2008. Fees of $2.5 million per year have been paid to the significant stockholder in each of the years ended December 31, 2010, 2011 and 2012. These fees are included in selling, general and administrative expenses in the consolidated statements of operations.

In connection with the Offering, the Company and its significant stockholder agreed to terminate the management agreement, which resulted in a payment of $7.5 million by the Company to the Sponsor in 2013.